EXHIBIT 99.17(a)

                               POWER OF ATTORNEY


         We, the undersigned officers and Trustees of Eaton Vance Municipals Trust, a Massachusetts business trust, do hereby severally constitute and appoint H. Day Brigham, Jr., Thomas J. Fetter and Thomas Otis, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Municipals Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


           Signature                   Title                           Date
           ---------                   -----                           ----

                                President (Chief
/s/ Thomas J. Fetter            Executive Officer)             December 29, 1993
---------------------------
Thomas J. Fetter

                                Treasurer and Principal
/s/ James L. O'Connor           Financial and Accounting       December 29, 1993
---------------------------     Officer
James L. O'Connor


/s/ Donald R. Dwight            Trustee                        December 29, 1993
---------------------------
Donald R. Dwight


/s/ James B. Hawkes             Trustee                        December 29, 1993
---------------------------
James B. Hawkes


/s/ Samuel L. Hayes III         Trustee                        December 29, 1993
---------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer            Trustee                        December 29, 1993
---------------------------
Norton H. Reamer


/s/ John L. Thorndike           Trustee                        December 29, 1993
---------------------------
John L. Thorndike


/s/ Jack L. Treynor             Trustee                        December 29, 1993
---------------------------
Jack L. Treynor